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                                                                    Exhibit 77Q2

                              Sub-Item 77Q2 Exhibit
             Columbia Seligman Premium Technology Growth Fund, Inc.

             Section 16(a) Beneficial Ownership Reporting Compliance

During the fiscal year ended December 31, 2010, a late Form 4 was filed on December 30, 2010 for Mr. Jeffrey Laikind. Mr. Laikind is no longer a Director of the registrant.